Fees Summary	Jun. 14, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 172,500,000
Previously Paid Amount	0
Total Fee Amount	26,409.75
Total Offset Amount	0
Net Fee	$ 26,409.75